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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 1999

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                             1-8597                         94-2657368
(State or other jurisdiction           (Commission File Number)    (IRS Employer Identification No.)
      of incorporation)



       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On July 13, 1999, The Cooper Companies, Inc. issued a press release announcing that its CooperSurgical unit (CSI) has entered into two separate agreements to co-market its FemExam pH and Amines Test Card in the United States. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.          Description
-------        -----------
99.1           Press Release dated July 13, 1999 of The Cooper Companies, Inc.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.


                                             By   /s/ Stephen C. Whiteford
                                                  ------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                 (Principal Accounting Officer)

Dated:  July 14, 1999



                         STATEMENT OF DIFFERENCES


The trademark symbol shall be expressed as........................'TM'
The registered trademark symbol shall be expressed as.............'r'